Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”) made as of August 11, 2009 by and among Encore Energy Partners Operating LLC, a Delaware limited liability company (“Borrower”), Encore Energy Partners LP, a Delaware limited partnership (“Parent”), Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and L/C Issuer, and the Lenders party hereto.
W I T N E S S E T H:
     WHEREAS, Borrower, Parent, the Administrative Agent, L/C Issuer and the lenders party thereto (the “Lenders”) are party to that certain Credit Agreement dated as of March 7, 2007 (as heretofore amended, the “Original Agreement”), for the purpose and consideration therein expressed, whereby L/C Issuer became obligated to issue Letters of Credit to Borrower and the Lenders became obligated to make loans to Borrower as therein provided; and
     WHEREAS, Borrower, Parent, the Administrative Agent, the L/C Issuer and the Lenders party hereto desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by the Lenders and the L/C Issuer to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
     “Amendment” means this Third Amendment to Credit Agreement.
     “Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith.
     “Credit Agreement” means the Original Agreement as amended hereby.
[Third Amendment to
Credit Agreement]

ARTICLE II.
AMENDMENT TO ORIGINAL AGREEMENT
     Section 2.1. Applicable Margin. The definition of “Applicable Margin” in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:
     ““Applicable Margin” means, on any date, with respect to each Loan, an amount determined by reference to the ratio of Total Outstandings on such date to the Borrowing Base on such date in accordance with the table below:

Ratio of Total	Applicable Margin
Outstandings to	for Eurodollar Rate	Applicable Margin
Borrowing Base	Loans	for Base Rate Loans
less than .50 to 1	2.250%	1.250%
greater than or equal to .50 to 1 but less than .75 to 1	2.500%	1.500%
greater than or equal to .75 to 1 but less than .90 to 1	2.750%	1.750%
greater than or equal to .90 to 1	3.000%	2.000%”
     Section 2.2. Commitment Fee Percentage. The definition of “Commitment Fee Percentage” in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:
     ““Commitment Fee Percentage” means, on any date, the percentage determined pursuant to the table below based on the ratio of the Total Outstandings on such date to the Borrowing Base in effect on such date:

Ratio of Total
Outstandings to Borrowing	Commitment Fee
Base	Percentage
less than .50 to 1	0.500%
greater than or equal to .50 to 1 but less than .75 to 1	0.500%
greater than or equal to .75 to 1 but less than .90 to 1	0.500%
greater than or equal to ..90 to 1	0.500%”
[Third Amendment to
Credit Agreement]

     Section 2.3. Financial Covenants.
     (a) The definitions of “Consolidated Senior Interest Coverage Ratio” and “Consolidated Senior Interest Expense” in Section 1.01 of the Original Agreement are hereby deleted in their entirety.
     (b) Section 7.13(b) of the Original Agreement is hereby amended in its entirety to read as follows:
“(b) At the last day of each Fiscal Quarter, commencing September 30, 2009, neither the Borrower nor Parent will permit the Consolidated Total Interest Coverage Ratio to be less than 2.5 to 1.”
     Section 2.4. Schedule 2.01. Schedule 2.01 to the Original Agreement is hereby replaced in its entirety with Schedule 2.01 attached hereto.
     Section 2.5. Borrowing Base. The Borrower, the Administrative Agent and the Lenders agree that from the Effective Date (as defined below) until the next redetermination or adjustment thereof, the Borrowing Base shall be $375,000,000.
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
     Section 3.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective when and only when the Administrative Agent shall have received executed counterparts of this Amendment (or a consent to this Amendment) from the Required Lenders and the following conditions precedent have been satisfied (the date such conditions are so satisfied herein called the “Effective Date”):
(a)	Borrower shall have completed the acquisition of certain Mineral Interests from Encore Operating, L.P. (“EOLP”), pursuant to that certain Purchase and Sale Agreement dated as of June 28, 2009, among EOLP, Parent and Borrower (the “June 2009 Acquisition Agreement”, and the transactions contemplated therein, the “June 2009 Acquisition Transaction”) in accordance in all material respects with the terms of the June 2009 Acquisition Agreement and applicable law.

(b)	The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent (unless otherwise specified):
[Third Amendment to
Credit Agreement]

     (i) executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;
     (ii) a Note (or replacement Note) executed by the Borrower in favor of each Lender requesting a Note to reflect such Lender’s Commitment after giving effect to this Amendment;
     (iii) Mortgages or amendments to existing Mortgages covering Proved Mineral Interests that have a Recognized Value of not less than the 80% of the Recognized Value of all Proved Mineral Interests owned by the Credit Parties on the Effective Date (after giving effect to the June 2009 Acquisition Transaction) and included in the Borrowing Base in effect on the Effective Date, duly executed and delivered by the applicable Credit Parties, together with such other assignments, conveyances, agreements and other writings as may be reasonably requested by the Administrative Agent, including, without limitation, UCC financing statements and/or amendments to financing statements, in form and substance reasonably satisfactory to the Administrative Agent;
     (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Credit Party is a party;
     (v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
     (vi) a favorable opinion of Baker Botts L.L.P., counsel to the Credit Parties, addressed to the Administrative Agent and each Lender, as to certain corporate matters and as to the enforceability of the Mortgages and amendments to Mortgages, as applicable, in Texas and otherwise in form and substance satisfactory to the Administrative Agent;
     (vii) a favorable opinion of Holme Roberts & Owens, LLP, special Montana and Wyoming counsel for the Administrative Agent, addressed to the Administrative Agent and each Lender, as to the enforceability of the Mortgages and amendments to Mortgages, as applicable, in Montana and Wyoming, respectively, and otherwise in form and substance satisfactory to the Administrative Agent;
     (viii) a favorable opinion of Wold Johnson PC, special North Dakota counsel for the Administrative Agent, addressed to the Administrative Agent and each Lender, as to the enforceability of the Mortgages and amendments to
[Third Amendment to
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Mortgages, as applicable, in North Dakota and otherwise in form and substance satisfactory to the Administrative Agent;
     (ix) such lien search reports as the Administrative Agent shall reasonably require, conducted in such jurisdictions and reflecting such names as the Administrative Agent shall request;
     (x) a certificate of a Responsible Officer of the Borrower either (A) attaching copies of all consents, licenses and approvals (other than those related to the ordinary conduct of its business) required in connection with the execution, delivery and performance by each Credit Party and the validity against such Credit Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; and
     (xi) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) of the Credit Agreement have been satisfied as of the Effective Date, and (B) that there has not occurred a material adverse change (x) in the assets, properties, financial condition or business operations of Parent, the Borrower and its Subsidiaries (after giving effect to the June 2009 Acquisition Transaction), taken as a whole, since the date of Parent’s most recent annual and quarterly consolidated balance sheet and consolidated statements of operations and cash flows delivered to the Administrative Agent pursuant to Section 6.01(a) or (b) of the Credit Agreement, as applicable, or (y) in the facts and information regarding such entities or the June 2009 Acquisition Transaction as represented to date.
(c)	No litigation, arbitration or similar proceeding shall be pending or threatened which calls into question the validity or enforceability of the June 2009 Acquisition Agreement, this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

(d)	Administrative Agent shall have received, for the account of each Lender who executes this Amendment on or before the Effective Date, an amendment fee equal to 0.10% of such Lender’s Applicable Percentage of the Borrowing Base in effect prior to giving effect to this Amendment and the increase in the Borrowing Base contemplated hereby.
     Section 3.2. Special Provisions Relating to New and Increased Commitments.
     (a) By its execution and delivery of this Amendment, each Lender that did not maintain a Commitment under the Credit Agreement prior to the Effective Date (each a “New Lender”) hereby assumes all of the rights and obligations of a Lender under the Credit Agreement. Administrative Agent, L/C Issuer, and Borrower each hereby consent to and approve the Commitment of each New Lender and the increase in the Commitment of each Lender that maintained a Commitment under the Credit Agreement prior to the Effective Date (each an “Increasing Lender”).
[Third Amendment to
Credit Agreement]

     (b) Each New Lender and each Increasing Lender hereby represents and warrants to the Administrative Agent and L/C Issuer as follows: (a) from and after the Effective Date it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, and (c) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, L/C Issuer, or any other Lender; and agrees that (1) it will, independently and without reliance on the Administrative Agent, L/C Issuer or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     (c) The Lenders (including the New Lenders and the Increasing Lenders) hereby authorize the Administrative Agent and the Borrower to request borrowings from the Lenders and to make prepayments of outstanding Loans in order to ensure that, upon the effectiveness of this Amendment, the Loans of the Lenders shall be outstanding on a ratable basis in accordance with their respective Applicable Percentages (after giving effect to this Amendment) and that the Commitments shall be as set forth on Schedule 2.01 as amended hereby, and no such borrowing or prepayment shall violate any provisions of the Credit Agreement. The Lenders hereby confirm that, from and after the Effective Date, all participations of the Lenders in respect of Letters of Credit outstanding under the Credit Agreement shall be based upon the Applicable Percentages of the Lenders (after giving effect to this Amendment).
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     Section 4.1. Representations and Warranties. In order to induce the L/C Issuer and each Lender to enter into this Amendment, the Borrower and Parent represent and warrant to the L/C Issuer and each Lender that the representations and warranties contained in Article V of the Original Agreement or any other Loan Document are true and correct in all material respects on the Effective Date (including, for all purposes, after giving effect to the Amendment Documents as “Loan Documents” referred to therein), except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.
ARTICLE V.
MISCELLANEOUS
     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The other Loan Documents, as they may be
[Third Amendment to
Credit Agreement]

amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of any Credit Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Credit Party hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Credit Party under this Amendment and under the Credit Agreement.
     Section 5.3. Loan Documents. This Amendment is and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.
     Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws applicable to the Credit Agreement.
     Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
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[Third Amendment to
Credit Agreement]

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ENCORE ENERGY PARTNERS OPERATING LLC

By:	/s/ Robert C. Reeves

Robert C. Reeves, Vice President, Chief
Financial Officer, Treasurer and Secretary

ENCORE ENERGY PARTNERS LP

By:	Encore Energy Partners GP LLC, its sole general partner

	By:	/s/ Robert C. Reeves Robert C. Reeves, Senior Vice President, Chief Financial Officer and Treasurer

ENCORE CLEAR FORK PIPELINE LLC
By:	/s/ Robert C. Reeves
Robert C. Reeves, Vice President, Treasurer
and Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT]

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and a Lender
By:	/s/ Jeffrey H. Rathkamp
Jeffrey H. Rathkamp
Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Lender
By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

FORTIS CAPITAL CORP., as Co-Syndication Agent and as a Lender
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

BNP PARIBAS, as Co-Documentation Agent and as a Lender
By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

CALYON NEW YORK BRANCH, as Co- Documentation Agent and as a Lender
By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ D.G. Mills
	Name:	D.G. Mills
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

COMERICA BANK, as a Lender
By:	/s/ V. Mark Fuqua
	Name:	V. Mark Fuqua
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

NATIXIS, as a Lender
By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

BANK OF SCOTLAND plc, as a Lender
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Justin M. Alexander
	Name:	Justin M. Alexander
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

UNION BANK, N.A., as a Lender
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

THE FROST NATIONAL BANK, as a Lender
By:	/s/ Alex Zemkoski
	Name:	Alex Zemkoski
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

CAPITAL ONE, N.A., as a Lender
By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

COMPASS BANK, as a Lender
By:	/s/ Spencer Stasney
	Name:	Spencer Stasney
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

BARCLAYS BANK PLC, as a Lender
By:	/s/ Maria Lund
	Name:	Maria Lund
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

SCHEDULE 2.01
COMMITMENTS

AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage
Bank of America, N.A.	$36,290,000.00	7.640000000%
Wachovia Bank, N.A.	$35,466,666.67	7.466666667%
Fortis Capital Corp.	$24,320,000.00	5.120000000%
BNP Paribas	$11,970,000.00	2.520000000%
Calyon New York Branch	$35,466,666.67	7.466666667%
The Bank of Nova Scotia	$24,320,000.00	5.120000000%
Comerica Bank	$35,466,666.67	7.466666667%
Natixis	$35,466,666.67	7.466666667%
Bank of Scotland	$35,466,666.67	7.466666667%
U.S. Bank National Association	$25,333,333.32	5.333333332%
Union Bank, N.A.	$25,333,333.33	5.333333333%
The Frost National Bank	$25,333,333.32	5.333333332%
Royal Bank of Canada	$35,466,666.67	7.466666667%
Capital One, N.A.	$29,766,666.67	6.266666667%
Compass Bank	$29,766,666.67	6.266666667%
Barclays Bank plc	$29,766,666.67	6.266666667%

Total	$475,000,000.00	100.000000000%

Schedule 2.01	[THIRD AMENDMENT]